INCOME TAXES (Schedule of Reconciliation of Effective Income Tax Rate and Federal Statutory Rate) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Reconciliation of effective income tax rate and the federal statutory rate
U.S. Federal tax (benefit) at statutory rate	$ (10,026)	$ (7,133)	$ (11,183)
U.S. State tax (benefit)/expense, net of federal income tax benefit	628	(360)	187
Stock compensation expense	745	574	996
Effect of differences in foreign tax rates	8,390	(30,994)	422
Effect of tax rate changes on deferred taxes		2,407	7
Change in deferred tax valuation allowance	1,824	38,234	11,511
Tax credits	(535)	(552)	(358)
Other	592	175	810
Total	$ 1,618	$ 2,351	$ 2,392